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                                                                   EXHIBIT 10.19



                       SECOND AMENDMENT TO EXPANSION LEASE

THIS SECOND AMENDMENT TO EXPANSION LEASE ("Amendment"), dated and effective as of May 20, 1997 (the "Effective Date"), is entered into by and between SEQUANA THERAPEUTICS, INC., a California corporation ("Tenant"), and ALEXANDRIA REAL ESTATE EQUITIES, INC., formerly HEALTH SCIENCE PROPERTIES, INC., a Maryland corporation ("Landlord") in connection with the following:

     A. Landlord and Tenant are parties to that certain Expansion Lease, dated as of November 20, 1995, as amended by that certain First Amendment to Expansion Lease dated as of October __, 1996 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord certain premises (the "Demised Premises") in a building located at 11099 North Torrey Pines Road, La Jolla, California (the "Building"), and more particularly described in the Lease. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

     B. Landlord has agreed, among other things, to lease to Tenant certain portions of the suite in the Building currently designated as Suite 250, which space shall remain designated as Suite 250 but shall be configured as outlined on Exhibit A attached hereto (the "Additional Space"), and Tenant has agreed to accept such Additional Space.

     C. Landlord and Tenant now desire to amend the Lease to reflect the lease of the Additional Space to Tenant upon the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   AMENDMENT TO LEASE.

               1.1 Effective from and after the Effective Date, Exhibit A- 2 to the Lease is hereby replaced in its entirety with Exhibit B attached hereto.



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               1.2 Section 2.1.3(a) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Rentable Area of the Demised Premises:
               55,548 total sq. ft. as follows:
               1.   Suites 160 & 160-A: 25,063 sq. ft.
               2.   Suite 160 Exp.: 1,105 sq. ft.
               3.   Suite 200: 5,821 sq. ft.
               4.   Suite 210: 2,558 sq, ft.
               5.   Suite 210 Exp.: 632 sq. ft.
               6.   Suite 220: 4,403 sq. ft.
               7.   Suite 250: 2,981 sq. ft.
               8.   Suite 280: 5,546 sq, ft.
               9.   Suite 290: 7,439 sq. ft."

               1.3 Section 2.1.3(b) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Rentable Area of Building:
               86,962 sq. ft."

               1.4 Section 2.1.3(c) of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Useable Area of the Demised Premises:
               48,716 total sq. ft. as follows:
               1.   Suites 160 & 160-A: 22,339 sq. ft.
               2.   Suite 160 Exp.: 962 sq. ft.
               3.   Suite 200: 4,992 sq. ft.
               4.   Suite 210: 2194 sq, ft.
               5.   Suite 210 Exp.: 541 sq. ft.
               6.   Suite 220: 3,780 sq. ft.
               7.   Suite 250: 2,515 sq. ft.
               8.   Suite 280: 4,866 sq, ft.
               9.   Suite 290: 6,527 sq. ft."



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               1.5 Section 2.1.4 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Initial Basic Annual Rent:

               1.   For all of the Demised Premises other than Suite 220:
                    (51,145 sq. ft.) x ($1.8025 per sq. ft.) x (12 months) =
                    $1,106,266.35.

               2. For Suite 220 until December 17, 1997: (4,403 sq. ft.) x ($2.11 per sq. ft.) x (12 months) = $111,483.96.

               3. For Suite 220 from and after December 17, 1997: (4,403 sq. ft.) x (the Monthly Rental In- stallment at the per square foot rental rate then payable with respect to the balance of the De- mised Premises) x (12)."

               1.6 Section 2.1.5 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Initial Monthly Rental Installments of Basic Annual Rent:

               1.   For all of the Demised Premises other than Suite 220:
                    (51,145 sq. ft.) x ($1.8025 per sq. ft.) = $92,188.86."

               2. For Suite 220 until December 17, 1997: (4,403 sq. ft.) x ($2.11 per sq. ft.) x (12 months) = $9,290.33.

               3. For Suite 220 from and after December 17, 1997: (4,403 sq. ft.) x (the Monthly Rental In- stallment at the per square foot rental rate then payable with respect to the balance of the De- mised Premises)."



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               1.7 Section 2.1.6 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Tenant's Pro Rata Share:
               63.87% of the Building as follows:
               1.   Suites 160 & 160-A: 28.82%.
               2.   Suite 160 Exp.: 1.27%
               3.   Suite 200: 6.69%
               4.   Suite 210: 2.94%
               5.   Suite 210 Exp.: 0.73%
               6.   Suite 220: 5.06%
               7.   Suite 250: 3.43%
               8.   Suite 280: 6.38%
               9.   Suite 290: 8.55%"

               1.8 Section 2.1.10 of the Lease is hereby amended in its entirety, effective from and after the Effective Date, to read as follows:

               "Address for Rent Payment:
               251 South Lake Avenue, Suite 700
               Pasadena, California 91101

               Address for Notices to Landlord:
               11440 West Bernardo Court, Suite 170
               San Diego, California 92127

               Address for Notices to Tenant:
               11099 North Torrey Pines Road, Suite 160
               La Jolla, California, 92037"

               1.9 Section 2.1.13 of the Lease is hereby amended by adding the following sentence at the end thereof: "The Tenant Improvement Allowance originally granted in the amount of $470,300.00 has been spent in its entirety by Tenant."

               1.10 "Available Space", as such term is defined in Section 46.1.1 of the Lease is hereby amended, effective from and after the Effective Date, to mean any rentable area within the Building which Landlord is not obligated, as of or prior to the Effective Date, to deliver to any other tenant pursuant to the terms of such tenant's lease and which rentable area is not



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otherwise leased to or occupied by any other tenant and is not, as of or prior to the Effective Date, subject to any term extension options or rights of any other tenant. Landlord represents that, except for the amendment with Agouron executed by Landlord substantially concurrently herewith, it has not granted any similar additional rights to any other tenants since November 30, 1995.

               1.11 Section 46.3 of the Lease is hereby amended in its entirety, effective from and after the Effective Date,to read as follows: " Priority. Tenant's rights in connection with the Expansion Option are and shall be senior in priority to any similar rights granted after July 31, 1986, to any other tenants at the Building other than Agouron Pharmaceuticals, Inc. ("Agouron") and Cytel Corporation ("Cytel"), and Tenant's Expansion Option rights shall be junior and subordinate to all similar rights of Agouron and Cytel (and their respective successors and assigns) in existence as of the Effective Date."

          2.   IMPROVEMENTS; COMMENCEMENT.

               2.1 Landlord shall, at Landlord's sole cost and expense, cause to be constructed in Suite 250 a demising wall, a new doorway and certain other improvements as may be required to cause Suite 250 to comply with all applicable building codes and to otherwise comply with the provisions of Section 4.1 of the Lease immediately prior to delivery of possession thereof to Tenant (collectively, "Landlord's Work"). Landlord shall use commercially reasonable efforts to cause Landlord's Work to be commenced and completed as soon as reasonably possible after the Effective Date. Landlord shall deliver possession of Suite 250 to Tenant upon the substantial completion (as defined in Section
2.4 hereof) of Landlord's Work.

               2.2 Landlord shall provide Tenant with an allowance of $108,340 (the "Additional Improvement Allowance") to construct the tenant improvements and alterations to the Demised Premises as generally described in Exhibit C attached hereto (collectively, "Tenant's Work"). Any costs incurred in performing Tenant's Work in excess of the Additional Improvement Allowance shall be borne solely by Tenant. All of Tenant's Work shall be performed and constructed in accordance with Section 17 of the Lease and in accordance with the terms hereof. Tenant shall have until December 31, 1998 to expend the Additional Improvement Allowance and Landlord shall have no obligation to fund or disburse any portion of the Additional Improvement Allowance after such date. Tenant shall have the right to obtain disbursement of the first $33,000 of the Additional Improvement Allowance (the "Initial Amount") from Landlord from



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time to time upon request and without any additional documentation, and disbursement of the balance of the Additional Improvement Allowance in excess of the Initial Amount shall be made from time to time but not more frequently than once per calendar month upon receipt of such lien releases and certificates from Tenant and Tenant's architects, contractors, subcontractors, suppliers, mechanics and materialmen as Landlord or Landlord's lenders may reasonably request, together with such evidence of completion of the Tenant's Work for which disbursement is requested and of the proper application of any portion of the Additional Improvement Allowance in excess of the Initial Amount as may have theretofore been paid or disbursed, and such other information and materials, as Landlord or Landlord's lenders may reasonably request. Landlord, in its discretion may elect to make any requested disbursements in excess of the Initial Amount directly to the contractors or supplier for which disbursement has been requested. Landlord should not unreasonably withhold its approval with respect to Tenant's proposed alterations, provided such alterations are performed by architects, contractors, suppliers or mechanics approved by Landlord in its sole discretion, exercised in good faith.

               2.3 Tenant shall have the right to enter into Suite 250 prior to the completion of Landlord's Work ("Early Occupancy") for the purpose of installing Tenant's equipment and other personal property and otherwise performing Tenant's Work, so long as such entrance and occupancy does not interfere with the completion of Landlord's Work. During any period of Early Occupancy, Tenant shall be subject to all of the terms and provisions of the Lease, as amended hereby, other than the obligation to pay Rent.

               2.4 Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to pay Rent or perform any other obligation of the Lease other than in connection with Early Occupancy with respect to Suite 250 until the later to occur of (i) the date Landlord delivers possession with all of Landlord's Work substantially completed (subject only to a punch list of items which do not materially interfere with Tenant's use of Suite 250), or (ii) in connection with Landlord's Work, Landlord has received a temporary certificate of occupancy, if required, and a substantial completion certificate from the architect for the occupancy of Suite 250. If neither of the events set forth in clauses (i) or (ii), above, have occurred on or before June 15, 1997 (the "Target Delivery Date"), then, in addition to Tenant's other rights under this Amendment, the date on which Tenant is obligated to begin paying Rent with respect to Suite 250 shall be delayed by one (1) day for each one (1) day after the



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Target Delivery Date that neither of the events set forth in clauses (i) or
(ii), above, have occurred.

               2.5 Landlord agrees that it shall not construct or cause to be constructed any material additional rentable square footage in the atrium portion of the Building without the prior consent of Tenant, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord and Tenant agree that Tenant may consider the aesthetic impact upon the atrium of the Building and upon the Demised Premises as a result of any such proposed construction. Landlord acknowledges that it has no current plans to expand the rentable area of the Building into the atrium.

          3.   RIGHT OF FIRST OFFER TO LEASE ADJACENT PAD.

               In the event that Landlord constructs or determines to pursue a build-to-suit project for a free-standing office or laboratory building upon the land immediately adjacent to the Building and more particularly described on Exhibit D attached hereto and desires to lease such new building for any purpose other than for parking, storage or placement of temporary trailers, Landlord shall deliver written notice thereof to Tenant, together with the terms and conditions upon which Landlord desires to lease such new building. Tenant shall have ten (10) business days following receipt of Landlord's notice to deliver to Landlord written notification of Tenant's agreement to lease from Landlord such new building upon the same terms and conditions as set forth in Landlord's notice. In the event Tenant fails to deliver notice of acceptance within such ten (10) business day period, or if Landlord and Tenant are unable to agree upon any of the terms of the lease agreement for such premises after negotiating in good faith, Tenant shall be deemed to have waived any right to lease such new building; provided, however, that in the event Landlord does not lease such new building within one-hundred eighty (180) days thereafter, any proposed lease, for any purpose other than for parking, storage or placement of temporary trailers, shall again be subject to the provisions of this Section 3.

          4.   MISCELLANEOUS:

               4.1 This Amendment shall be deemed to have been exe- cuted and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of California.



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               4.2 This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

               4.3 This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

               4.4 Each party has cooperated in the drafting and prepa- ration of this Amendment. Hence, in any construction to be made of this Amendment, the same shall not be construed against any party.

               4.5 Each term of this Amendment is contractual and not merely a recital. 4.6 This Amendment may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Amendment, which shall be binding upon and effective as to all parties.

               4.7 The unenforceability of a portion of this Amendment shall not affect the enforceability of the remainder of this Amendment.

               4.8 The parties will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Amendment.

               4.9 Except as specifically amended or modified by this Amendment, the Lease (including, without limitation, Tenant's expansion and extension rights contained in the Lease as modified hereby) remains in full force and effect.

               4.10 EACH PARTY ACKNOWLEDGES THAT IT HAS HAD ADEQUATE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING IN CONNECTION WITH THE EXECUTION HEREOF AND HAS DONE SO, OR VOLUNTARILY ELECTED NOT TO DO SO.



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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       "Tenant"

                                       SEQUANA THERAPEUTICS, INC.,
                                       a California corporation


                                       By: /s/ M. SALKA
                                          --------------------------------
                                       Its: VP, CFO
                                           -------------------------------

                                       "Landlord"

                                       ALEXANDRIA REAL ESTATE EQUITIES,
                                       INC., formerly known as HEALTH SCI-
                                       ENCE PROPERTIES, INC.,
                                       a Maryland corporation


                                       By: /s/ GARY A. KREITZER
                                          --------------------------------
                                       Its: Senior Vice President
                                           -------------------------------



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                                   EXHIBIT C

                                 Tenant's Work


        Improvements to the Demised Premises, including, without limitation, wiring and building laboratory benches.